Omnibus Incentive Compensation Plan	6 Months Ended
Jun. 30, 2023
Share-Based Payment Arrangement [Abstract]
Omnibus Incentive Compensation Plan

10. Omnibus Incentive Compensation Plan

On March 18, 2022, the Partnership awarded 743,800 unvested units to Employees and Non-Employees with a grant-date fair value of $15.18 per unit. Awards granted to certain Employees and Non-Employees would vest in three equal installments.

The following table contains details of our plan:

Equity compensation plan - Unvested Units	Units	Amount
Unvested on January 1, 2023	495,867	$7,528
Granted	–	–
Unvested on June 30, 2023	495,867	$7,528

The unvested units accrue distributions as declared and paid, which distributions are retained by the custodian of the Plan until the vesting date at which time they are payable to the grantee. As unvested unit grantees accrue distributions on awards that are expected to vest, such distributions are charged to Partners’ capital. As of June 30, 2023, the unvested units accrued $372 of distributions.

There were no forfeitures of awards during the six-month period ended June 30, 2023. The Partnership estimated the forfeitures of unvested units to be immaterial.

10. Omnibus Incentive Compensation Plan - Continued

For the six-month periods ended June 30, 2023, and 2022 the equity compensation expense that has been charged in the unaudited condensed consolidated statements of comprehensive income was $1,864 and $1,162 respectively. This expense has been included in “General and administrative expenses” in the unaudited condensed consolidated statements of comprehensive income.

As of June 30, 2023, the total unrecognized compensation cost related to non-vested awards is $5,663 and is expected to be recognized over a period of 1.5 years. The Partnership uses the straight-line method to recognize the cost of the awards.